UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2007

Springhill Lake Investors Limited Partnership

(Exact name of Registrant as specified in its charter)

            Maryland

  0-14569

  04-2848939

(State or other jurisdiction

(Commission

     (I.R.S. Employer

     of incorporation)

File Number)

  Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

In late March, Springhill Lake Investors Limited Partnership (the “Registrant”) suffered damage to two buildings, or 66 apartments units, as a result of electrical fires.  Both buildings suffered fire, water and smoke damage.  All residents of the two buildings were evacuated and are currently living in previously vacant apartment units at the property or hotels until additional apartment units become available.  The Registrant currently estimates that the damage incurred totals approximately $1,000,000 and is expected to be covered by insurance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP

By:

AIMCO/Springhill Lake Investors GP, LLC

Managing General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

Date:

April 19, 2007